SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 10, 2007

                                Youbet.com, Inc.

                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)


    Delaware                       0-26015                       95-4627253
-----------------              ---------------               ------------------
(State or other               (Commission File)              (I.R.S. Employer
jurisdiction of                Number                      Identification No.)
incorporation)


             5901 De Soto Avenue,
               Woodland Hills
                California                            91367
      ---------------------------------            ------------
     (Address of principal executive offices)     (Zip Code)


                                 (818) 668-2100
                             -----------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

      Youbet.com, Inc. has entered into a letter agreement, dated
April 10, 2007, pursuant to which the administrative agent under Youbet's credit agreement consented to Youbet's proposed stock repurchase program so long as Youbet is not in default under the credit agreement at the time of any repurchase, satisfies certain liquidity thresholds and provides written notice to the administrative agent of its repurchases. Under this stock repurchase program, Youbet may, from time to time, repurchase up to $10 million of its common stock, but not to exceed 2,000,000 shares, until March 31, 2009.

      The foregoing is a summary of the material terms of the consent to stock repurchase letter agreement. As a summary, it does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the consent to stock repurchase that is being filed with this report as
Exhibit 10.3 and is incorporated herein by this reference.

Item 9.01.   Financial Statements and Exhibits.

             (a)   Not Applicable.

             (b)   Not Applicable.

             (c)   Not Applicable.

             (d)   Exhibit:

                      10.1 Credit Agreement dated as of July 27, 2006, by and among Youbet.com, Inc. and United Tote Company, as borrowers, the lenders signatory thereto, as lenders, and Wells Fargo Foothill, Inc., as arranger and administrative agent (incorporated by reference to Exhibit 10.1 to Youbet's Current Report on Form 8-K dated
                               July 27, 2006 and filed July 28, 2006).

                      10.2 First Amendment to Credit Agreement and Waiver, dated as of March 14, 2007, by and among Youbet.com, Inc. and United Tote Company, as borrowers, and Wells Fargo Foothill, Inc., as arranger and agent (incorporated by reference to Exhibit 10.16 to Youbet's Form 10-K for the year ended December 31, 2006).

                      10.3 Consent to Stock Repurchase, dated April 10, 2007, between Youbet.com, Inc., as administrative borrower, and Wells Fargo Foothill, Inc., as administrative agent.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    YOUBET.COM, INC.





Date: April 11, 2007                By: /s/ Gary W. Sproule
                                        -------------------------------------
                                        Gary W. Sproule
                                        Chief Financial Officer

                                                                  Exhibit 10.3


April 10, 2007



VIA FACSIMILE AND OVERNIGHT COURIER

YOUBET.COM, INC., as Administrative Borrower
5901 De Soto Avenue
Woodland Hills, California 91367
Attn: Gary Sproule, CFO


         Re:      Consent to Stock Repurchase

Ladies and Gentlemen:

    Reference is hereby made to that certain Credit Agreement dated as of July 27, 2006, as amended by that certain First Amendment to Credit Agreement and Waiver dated as of March 14, 2007 (as amended, restated, supplemented, or modified from time to time, the "Credit Agreement"), by and among WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent (in such capacity, "Agent") for the Lenders (as defined below), YOUBET.COM, INC., a Delaware corporation ("Administrative Borrower"), the other borrowers signatory thereto (the "Borrowers") and the lenders signatory thereto (the "Lenders"). Initially capitalized terms used herein without definition shall have the meaning set forth in the Credit Agreement.

    Administrative Borrower has informed Agent of its desire to repurchase up to ten million Dollars ($10,000,000) of its publicly traded Stock, but not to exceed two million (2,000,000) shares of such Stock, in one or more transactions during the period between the date of this letter and March 31, 2009 (the "Proposed Repurchase"). The terms of Section 6.10 of the Credit Agreement prohibit the Proposed Repurchase and the Borrowers have therefore requested that Agent and the Lenders grant their consent to the Proposed Repurchase.

    Agent and the Lenders hereby consent to the Proposed Repurchase; provided that (i) no Default or Event of Default exists at the time any such Stock is repurchased; (ii) Borrowers shall maintain Required Liquidity (after giving effect to the proposed Stock repurchase) of at least $7,000,000 at all times during the period from 15 days before any such Stock repurchase through 15 days after such Stock repurchase; and (iii) Administrative Borrower shall provide Agent with notice no more than 20 days (but no less than 15 days) subsequent to any such Stock repurchase in the form of Exhibit A hereto. For purposes of this paragraph, "Required Liquidity" shall mean Qualified Cash, plus Availability, minus accounts payable of the Borrowers that are more than 60 days past due.

    Nothing contained in this letter shall (A) except as specifically set forth herein, amend, modify or alter any term or condition of the Credit Agreement or any other Loan Document; or (B) except as specifically set forth herein, diminish, prejudice or waive any of Agent's or any Lender's rights and remedies under the Credit Agreement, any other Loan Document or applicable law, and Agent and each Lender hereby reserves all of such rights and remedies. Nothing herein shall be deemed a consent by Agent or any Lender to, or limit Agent's or any Lender's rights with respect to, any future transactions (other than the Proposed Repurchase) prohibited by Section 6.10 of the Credit Agreement.


                                       Very truly yours,

                                       WELLS FARGO FOOTHILL, INC.,
                                       as Agent and as a Lender



                                       By:     /s/ Michael Ackad
                                          -----------------------------------
                                          Name:   Michael Ackad
                                          Title:  Senior Vice President


ACKNOWLEDGED AND AGREED:

"ADMINISTRATIVE BORROWER"


YOUBET.COM, INC.,
a Delaware corporation


By: /s/ Gary W. Sproule
    --------------------------------
    Name:    Gary W. Sproule
    Title:   Chief Financial Officer


cc:    Mayer, Brown, Rowe & Maw LLP

                                                                     EXHIBIT A


                                                      __________, _____


Wells Fargo Foothill, Inc., as Agent
under the below-referenced Credit Agreement
2450 Colorado Avenue, Suite 3000
Santa Monica, California  90404
Attn: Business Finance Division Manager

                  Re:      Stock Repurchase

Ladies and Gentlemen:

     Reference is hereby made to that certain: (i) Credit Agreement dated as of July 27, 2006 (as amended, restated, supplemented, or modified from time to time, the "Credit Agreement"), by and among WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent (in such capacity, "Agent") for the Lenders (as defined below), YOUBET.COM, INC., a Delaware corporation ("Administrative Borrower"), the other borrowers signatory thereto (the "Borrowers") and the lenders signatory thereto (the "Lenders"); and (ii) consent letter dated as of April 10, 2007, between Agent, Lenders, and Administrative Borrower (the "Consent Letter"), pursuant to which Agent and Lenders consented to certain Stock repurchases by Administrative Borrower. Initially capitalized terms used herein without definition shall have the meaning set forth in the Credit Agreement.

    Pursuant to the terms of the Consent Letter, Administrative Borrower hereby gives notice to Agent that on __________, ____, which date is no more than 20 days (and no less than 15 days) prior to the date of this letter, Administrative Borrower repurchased ______ shares of its Stock at a price of $_____ per share (the "Repurchase"). Administrative Borrower hereby certifies to Agent that: (i) no Default or Event of Default existed at the time of the Repurchase; and (ii) Borrowers maintained Required Liquidity (as defined in the Consent Letter), after giving effect to the Repurchase, of at least $7,000,000 at all times during the period from 15 days before the Repurchase through 15 days after the Repurchase.


                                        Very truly yours,

                                        YOUBET. COM, INC.,
                                        a Delaware corporation,
                                          as Administrative Borrower


                                        By:__________________________________
                                        Name: _______________________________
                                        Title: ______________________________